Exhibit 10.1



           FIRST AMENDMENT TO THE HANNAFORD CASH BALANCE PLAN


     The Hannaford Cash Balance Plan, formerly named the Employee's Retirement Plan, was last amended and restated effective generally January 1, 1998. The Plan is hereby amended in the following respects:

     1. The terms used in this Amendment shall have the meanings set forth in the Plan unless the context indicates otherwise.

     2. Section 3.1 is hereby amended to read as follows:

         "3.1 NORMAL RETIREMENT DATE. Except as hereinafter provided, the Normal Retirement Date of each Participant shall be the later of the date he or she attains age 65 or the fifth anniversary of his or her Employment Commencement Date. The Normal Retirement Date of each of the following Participants shall be the date he or she attains age 62:

              (a) a Driver Participant hired before January 1, 1995, with respect to his or her Accrued Benefit as of December 31, 1997:

              (b) a Driver Participant who attains age fifty-five (55) and completes ten Years of Benefit Service on or before December 31, 1997; and

              (c) a Warehouse Participant who attains age fifty-five (55) on or before January 1, 2000.

     3. Section 4.2 is hereby amended to read as follows:

         "4.2 BENEFITS FOR CERTAIN WAREHOUSE PARTICIPANTS. The benefits payable to or in respect of Warehouse Participants who retire or separate from service before February 18, 1998, shall be determined in accordance with the terms of the Plan as in effect on the date of each such Participant's retirement or separation from service. The benefits payable to or in respect of Warehouse Participants who retire or separate from service on or after February 18, 1998, shall be determined as follows:



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           (a) Normal Retirement Benefit. A Warehouse Participant who retires or is deemed to retire on his or her Normal Retirement Date shall be entitled to receive a monthly retirement benefit ("Normal Retirement Benefit") equal to the amount determined by multiplying the number of such Warehouse Participant's years of Benefit Service determined as of his or her Normal Retirement Date by Thirty-Two Dollars ($32.00).

           (b) Early Retirement Benefit. A Warehouse Participant who retires on an Early Retirement Date shall be entitled to receive a monthly retirement benefit ("Early Retirement Benefit") equal to the amount determined by multiplying the number of such Warehouse Participant's Years of Benefit Service determined as of his or her Early Retirement Date by Thirty-Two Dollars ($32.00).

           Except as hereinafter provided, the amount determined in accordance with this subsection (b) shall be reduced by 0.5952 of 1% for each month by which the commencement of such Warehouse Participant's Early Retirement Benefit precedes the first day of the month coinciding with or next following his or her Normal Retirement Date. Effective September 15, 1998, with respect to a Warehouse Participant whose Normal Retirement Date is not the date he or she attains age 62, such amount shall be reduced by 5/9 of 1% for each of the first sixty (60) months by which the commencement of such Warehouse Participant's Early Retirement Benefit precedes the first day of the month coinciding with or next following his or her Normal Retirement Date, and 5/18 of 1% for each additional month, up to sixty additional months.

           (c) Deferred Retirement Benefit. A Warehouse Participant who retires or is deemed to retire on a Deferred Retirement Date shall be entitled to receive a monthly retirement benefit ("Deferred Retirement Benefit") equal to the amount determined by multiplying the number of such Warehouse Participant's Years of Benefit Service determined as of his or her Deferred Retirement Date by Thirty-Two Dollars ($32.00).

           (d) Vested Benefit. A Terminated Warehouse Participant who is credited with at least five (5) Years of Vesting Service shall be entitled to a monthly retirement benefit ("Vested Benefit") equal to the amount determined by multiplying the number of such Warehouse Participant's Years of Benefit Service determined as of his or her Termination of Employment Date by Thirty-Two Dollars ($32.00).



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            Except as hereinafter provided,  the amount determined in accordance with this subsection (d) shall be reduced by 0.5952 of 1% for each month by which the commencement of such Warehouse Participant's Vested Benefit precedes the first day of the month coinciding with or next following his or her Normal Retirement Date. Effective September 15, 1998, with respect to a Warehouse Participant whose Normal Retirement Date is not the date he or she attains age 62, such amount shall be reduced by 5/9 of 1% for each of the first sixty (60) months by which the commencement of such Warehouse Participant's Vested Benefit precedes the first day of the month coinciding with or next following his or her Normal Retirement Date, and 5/18 of 1% for each additional month, up to sixty additional months."

    Notwithstanding the preceding to the contrary, the benefits payable to or in respect of a Warehouse Participant who retires or separates from service after February 18, 1998, shall not be less than his or her Accrued Benefit determined in accordance with the terms of the Plan as in effect on February 17, 1998, based upon his or her Years of Benefit Service and Average Annual Compensation as of such date.

   3. This Amendment generally shall be effective February 18, 1998, except that
Part 2 shall be effective September 15, 1998.




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